UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

December 6, 2021

(Date of Report - Date of Earliest Event Reported)

FIRSTCASH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10960	75-2237318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street Fort Worth Texas 76126

(Address of principal executive offices, including zip code)

(817) 335-1100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 6, 2021, FirstCash, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Business Combination Agreement (the “Acquisition Agreement”), dated as of October 27, 2021, by and among, the Company, FirstCash Holdings Inc., a wholly owned subsidiary of the Company (“New Parent”), Atlantis Merger Sub, Inc., a wholly owned subsidiary of New Parent (“Merger Sub” and together with the Company and New Parent, the “FirstCash Parties”), American First Finance Inc. (“AFF”) and the seller parties (as defined in the Acquisition Agreement) providing for the Company’s acquisition of AFF (the “Acquisition”). The Amendment provides the seller parties with the right to receive up to $75 million of additional consideration in the event that the highest average stock price of the New Parent Common Stock being issued to the seller parties pursuant to the Acquisition Agreement for any 10-day period from the date of the Amendment through February 28, 2023 (the “Highest Average Stock Price”) is less than $86.25 (the “Reference Price”), which is the price utilized in the Acquisition Agreement to determine the value of the Stock Consideration (as defined in the Acquisition Agreement) payable at closing to the seller parties. In the event that the Highest Average Stock Price is less than the Reference Price, then the seller parties shall be entitled to an amount equal to such difference multiplied by the number of shares issued to the seller parties as Stock Consideration, which is estimated to be approximately 8.05 million shares, with such amount capped at $75 million. In addition, the Amendment provides for a fixed $25 million working capital payment payable at the end of 2022. These contingent and working capital payments are in addition to the previously announced $300 million of additional consideration payable in the event AFF achieves certain performance targets through the first half of 2023.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by this reference.

Item 7.01	Regulation FD

Proposed Credit Facility Amendment

The Company has previously engaged Wells Fargo Securities, LLC (the “Engagement Party”) as sole lead arranger and sole bookrunner, to structure and arrange an amendment (the “Credit Agreement Amendment”) to the Company’s senior unsecured revolving credit facility (the “Credit Facility”).

The Credit Agreement Amendment is expected to, among other things, permit the Acquisition and make certain amendments related to the Acquisition, including: (i) allow adjustments to Consolidated EBITDA (as defined in the Credit Facility) for certain expenses which will be incurred in connection with the Acquisition; (ii) increase certain baskets contained in the covenants and events of default to account for the increased scale of the business on a pro forma basis; (iii) provide for financial covenant relief needed as a result of the Acquisition; and (iv) make certain amendments related to New Parent. We refer to the transactions contemplated by the Credit Agreement Amendment as the “Credit Agreement Transactions.”

It is anticipated that the Credit Agreement Transactions will close concurrently with or prior to the issuance of the Notes (as defined below). However, the engagement of the Engagement Party is on a “commercially reasonable efforts” basis and no assurance can be given that the Credit Agreement Transactions will ultimately be consummated.

Supplemental Pro Forma and AFF Financial Information

In connection with the Offering (as defined below), the Company provided certain supplemental unaudited pro forma condensed combined financial information with respect to the Company and AFF and certain supplemental financial information with respect to AFF. Such supplemental financial information is included as Exhibit 99.5 to this Current Report on Form 8-K (this “Current Report”) and should be read in conjunction with the unaudited pro forma condensed combined financial information included as Exhibit 99.4 to this Current Report, and the financial statements of AFF, included as Exhibits 99.2 and 99.3 to this Current Report.

The supplemental financial information included as Exhibit 99.5 to this Current Report includes financial calculations such as EBITDA, adjusted EBITDA, adjusted net income and adjusted diluted earnings per share. The Company or AFF derives these financial calculations on the basis of methodologies other than GAAP, primarily by excluding from a comparable GAAP measure certain items that it does not consider to be representative of actual operating performance. These financial calculations are “non-GAAP financial measures” as defined under Securities and Exchange Commission (the “SEC”) rules. The Company’s management believes these non-GAAP financial measures are less susceptible to variances in actual operating performance that can result from the excluded items, other infrequent charges and currency fluctuations. These financial measures are being presented to investors because the Company’s management believes they are useful to investors in evaluating the primary factors that drive core operating performance and provide greater transparency into the Company’s and AFF’s historical and pro forma results of operations. However, items that are excluded and other adjustments and assumptions that are made in calculating these non-GAAP financial measures are significant components in understanding and assessing the Company’s or AFF’s historical financial performance as well as the combined company’s pro forma financial performance. These non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, respective GAAP financial measures. Further, because these non-GAAP financial measures are not determined in accordance with GAAP and are thus susceptible to varying calculations, the non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures of other companies. The supplemental financial information includes a reconciliation to the nearest GAAP financial measure.

Press Release Announcing Amendment

On December 7, 2021, the Company issued a press release announcing the Amendment, a copy of which is included as Exhibit 99.6 to this Current Report on Form 8-K.

Investor Presentation

The Company has made available on its corporate website (investors.firstcash.com) its most recent investor presentation. This presentation is included as Exhibit 99.8.

The information provided in this Item 7.01 (including Exhibits 99.5, 99.6 and 99.8) shall not deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company (or its successor) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 8.01	Other Events.

Notes Offering

On December 7, 2021, the Company issued a press release announcing that it has launched an offering (the “Offering”) to sell $525.0 million aggregate principal amount of senior notes due 2030 (the “Notes”) in a private offering in reliance upon an exemption from the registration requirements of the Securities Act, subject to market and other conditions. The Company expects to use the proceeds from the Offering to finance the cash consideration of the Acquisition, repay in full the outstanding debt under AFF’s credit facility, to pay fees, costs and expenses incurred in connection with the Acquisition and Offering and the remainder (if any) to repay borrowings under the Company’s Credit Facility. A copy of the press release announcing this matter is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

AFF Financial Statements and Pro Forma Financial Information

In addition, this Current Report is being filed in connection with the Offering to provide certain financial statements of AFF and the pro forma financial information set forth under Item 9.01 below, which are incorporated herein by reference.

Risk Factor Update

The Company’s risk factor disclosure in Part I, Item 1A of its Annual Report on Form 10-K is hereby supplemented by adding the risk factors set forth on Exhibit 99.7 to this Current Report.

Consent Solicitation and Supplemental Indenture

On November 16, 2021, the Company completed a solicitation of consents (the “Consent Solicitation”) from the holders of its 4.625% Senior Notes due 2028 (the “2028 Notes”) to amend the indenture governing the 2028 Notes (the “2028 Notes Indenture”). The Consent Solicitation was conducted in connection with the previously announced proposed holding company merger expected to take place in connection with the Company’s Acquisition of AFF, pursuant to which the Company will merge with and into FirstCash Holdings, Inc. (“New Parent”), with the Company surviving such merger as a direct wholly owned subsidiary of New Parent (such holding company merger, the “New Parent Merger”).

Pursuant to the Consent Solicitation, holders of a majority of the outstanding principal amount of the 2028 Notes consented to amendments to the 2028 Notes Indenture to (1) provide that the formation of, and ownership by the Company of a new holding company, as is the case in the New Parent Merger, would not constitute a change of control under such indenture and that, as a result, a change of control offer would not be required in connection with the New Parent Merger, (2) permit a guarantee of the 2028 Notes by New Parent following the closing of the New Parent Merger, and (3) provide that, if such a guarantee is provided by New Parent, the restrictive covenants, including those related to restricted payments and the incurrence of debt, among others, that apply to the Company and its restricted subsidiaries would instead apply to New Parent, the Company and the restricted subsidiaries and that exemptions for certain transactions between the Company and its restricted subsidiaries will also apply to transactions between the Company and New Parent (the “Amendments”).

As a result, on November 17, 2021, the Company, the existing guarantors of the 2028 Notes and BOKF, NA, as trustee, entered into a supplemental indenture to the 2028 Notes Indenture containing the Amendments. The foregoing summary description of the Amendments is subject to and qualified in its entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of AFF

The historical audited consolidated financial statements of AFF as of and for the years ended December 31, 2020 and December 31, 2019, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The historical unaudited consolidated financial statements of AFF as of and for the nine months ended September 30, 2021 and 2020, together with the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro forma financial information

The following unaudited pro forma financial information is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2020;

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2021 and 2020;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended September 30, 2021; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c)    Exhibits.

Exhibit No.	Description

2.1	First Amendment, dated as of December 6, 2021, to that certain Business Combination Agreement, dated as of October 27, 2021, by and among FirstCash, Inc., FirstCash Holdings, Inc., Atlantis Merger Sub, Inc., American First Finance Inc., Doug Rippel and the other seller parties thereto.

4.1	First Supplemental Indenture, dated November 17, 2021, by and among FirstCash, Inc., the guarantors listed therein and BOKF, NA.

23.1	Consent of RSM US LLP, Independent Auditor

99.1	Press Release of the Company dated December 7, 2021 announcing the Offering

99.2	Audited consolidated financial statements of AFF as of and for the years ended December 31, 2020 and 2019, together with the notes thereto and the independent auditor’s report thereon

99.3	Unaudited consolidated financial statements of AFF as of and for the nine months ended September 30, 2021 and 2020, together with the notes thereto

99.4	Unaudited Pro Forma Condensed Combined Financial Information

99.5	Supplemental Pro Forma Condensed Combined Financial Information and Supplemental AFF Financial Information

99.6	Press Release of the Company dated December 7, 2021 announcing the Amendment

99.7	Additional Risk Factors

99.8	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Concerning Forward-Looking Statements

This report contains forward-looking statements, including statements about the Offering and the intended use of the net proceeds thereof. Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “will,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. The forward looking statements contained in this report include, without limitation, statements related to: the expected timing, size, terms and the Company’s ability to complete the Offering and the Credit Agreement Transactions; the Company’s anticipated use of proceeds from the Offering; and the completion of the planned Acquisition and the timing and financing thereof.

These forward-looking statements are made to provide the public with management’s current expectations with regard to the planned Acquisition, the Offering and the intended use of the net proceeds thereof. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this report. Such factors may include, without limitation, risks associated with the CFPB lawsuit filed against the Company, including the incurrence of meaningful expenses, reputational damage, monetary damages and other penalties; with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable anti-trust legislation and other regulatory and third party consents and approvals; potential volatility in the capital markets and impact on the ability to complete the proposed debt financing necessary to satisfy the purchase price; failure to retain key management and employees of AFF; issues or delays in the successful integration of AFF operations with those of the Company, including incurring or experiencing unanticipated costs and/or delays or difficulties; unfavorable reaction to the acquisition by customers, competitors, suppliers and employees; the Company’s ability to consummate the Offering and the risks, uncertainties and regulatory developments related to the COVID-19 pandemic, which include risks and uncertainties related to the current unknown duration of the COVID-19 pandemic, the impact of governmental responses that have been, and may in the future be, imposed in response to the pandemic, including stimulus programs which could adversely impact lending demand, vaccine mandates which could have an adverse impact on the Company’s ability to retain its employees and regulations which could adversely affect the Company’s ability to continue to fully operate, potential changes in consumer behavior and shopping patterns which could impact demand for both the Company’s pawn loan and retail products, labor shortages, the deterioration in the economic conditions in the United States and Latin America which potentially could have an impact on discretionary consumer spending, and currency fluctuations, primarily involving the Mexican peso and those other risks and uncertainties discussed and described in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and filed with the SEC on February 1, 2021, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and (ii) in the other reports filed with the SEC, including the Company’s Quarterly Report on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021 and those additional risk factors included as exhibit 99.7 to this report. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this report speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 7, 2021	FIRSTCASH, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(As Principal Financial and Accounting Officer)